Exhibit 99.1

Flash (Nasdaq: FLZH) Signs Term Sheet for 51% of Bongo; Deal gives access to 300M Viewers, ~$10M Revenue, EBITDA Accretive

New York, NY, August 5th, 2026 — Flash Sports & Media Holdings, Inc. (Nasdaq: FLZH) (“Flash Sports & Media,” “FSM” or the “Company”), a vertically integrated sports, media and fan engagement platform, today announced that it has entered into a non-binding term sheet to acquire a 51% controlling interest in Bongo Holdings Pte Ltd (“Bongo”), one of South Asia’s leading digital media, streaming and content distribution platforms. This transaction would give FSM a controlling position and based on financial information provided by Bongo management, the Company expects Bongo to contribute positive EBITDA following closing, before giving effect to transaction expenses, purchase-accounting adjustments and financing costs.

Bongo has built one of South Asia’s largest digital media ecosystems, combining a proprietary end-to-end streaming platform with a distribution network reaching more than 300 million viewers and owned digital brands with over 73 million social media followers. Bongo distributes content through platforms including YouTube, Facebook and TikTok and has advised the Company that it is delivering premium sports and entertainment content from globally recognized brands including, Premium Football Leagues & Tournaments, MasterChef, Shark Tank, Eurovision and Family Feud, in addition to working with major media companies such as Sony and among many others.

The proposed acquisition positions Flash Sports & Media to own and operate a fully integrated sports and media ecosystem spanning premium sports rights, original content, live event production, proprietary streaming technology, direct-to-consumer distribution, advertising inventory and fan engagement. Beyond adding an established, revenue-generating digital platform, the transaction is expected to significantly accelerate Flash’s global expansion strategy by providing immediate technology infrastructure, distribution scale and access to high-growth Asian markets.

Except for provisions relating to exclusivity, transaction-expense reimbursement, governing law and the binding effect of those provisions, the Term Sheet is non-binding.

Strategic Rationale: Building a Vertically Integrated Global Sports & Media Platform

Flash Sports & Media has assembled a portfolio of premium sports rights, live event properties, production capabilities and fan engagement assets. The proposed Bongo acquisition adds the final layer of the value chain by combining proprietary streaming technology, large-scale digital distribution and an established audience into a single integrated platform capable of delivering and monetizing content directly with consumers worldwide.

The Company believes acquiring a controlling interest in Bongo creates several significant strategic advantages:

Technology Infrastructure — Bongo’s proprietary end-to-end streaming platform, purpose-built for mobile-first users and optimized for lower-bandwidth environments across emerging markets, will provide the technology backbone for Flash’s global direct-to-consumer streaming strategy.

Distribution Network — Immediate access to a digital creator ecosystem reaching more than 300 million viewers across South Asia and international diaspora markets provides Flash with a powerful distribution network for content sourcing, original programming and future premium content.

Audience & Engagement — More than 73 million followers across Bongo’s owned digital brands create an established audience for Flash’s sports properties while significantly expanding opportunities for fan acquisition, engagement and cross-promotion.

Premium Content Relationships — Commercial relationships with leading global content owners and entertainment brands, including Premium Football Leagues & Tournaments, MasterChef, Shark Tank, Eurovision and Family Feud, provide meaningful opportunities to accelerate Flash’s content strategy and broaden its premium media offering.

Sports & Cricket Ecosystem — Bongo’s deep experience across Asian sports markets and established relationships throughout the regional cricket ecosystem are expected to strengthen Flash’s ability to expand sports rights, develop premium programming and deepen fan engagement throughout one of the world’s fastest-growing sports markets.

Streaming & Media Expansion — Bongo’s proprietary streaming technology is expected to power Flash’s future streaming services, reducing development timelines while providing a scalable infrastructure capable of supporting premium live sports, entertainment and original programming at a substantially lower operating cost.

Advertising & Monetization — The combination significantly expands advertising inventory, subscription opportunities, audience analytics and data-driven monetization capabilities, strengthening Flash’s recurring revenue model beyond event-driven revenues.

Content Strategy & Market Intelligence — Bongo’s extensive experience in content acquisition, regional programming, audience behavior and digital media strategy provides Flash with valuable expertise to support future content investments and expansion throughout Asia.

If completed, the acquisition is expected to significantly strengthen Flash Sports & Media’s position as a vertically integrated global sports, media and technology company by combining premium sports rights, proprietary streaming technology, large-scale digital distribution network, audience engagement and recurring media revenues into a single scalable platform. “Bongo gives us the piece of the value chain we do not own today. We control live properties, we control production, and we control activation — what we have not controlled is the pipe to the consumer. A 51% position in a streaming platform already generating close to $10 million of revenue changes that. It lets us take our content directly to the audience that cares most about it, keep the subscriber relationship, and build recurring revenue alongside our event-driven business. The proposed structure includes a 60% cash and 40% equity consideration mix, limits share issuances absent stockholder approval and provides for up to an additional $12 million management earnout tied to future revenue and EBITDA growth.”

— Bradley Nattrass, CEO, Flash Sports & Media Holdings, Inc.

“For more than a decade, Bongo has grown into one of South Asia’s leading digital media ecosystems by combining proprietary streaming technology, premium global content partnerships and one of the region’s largest digital audiences. Joining forces with Flash Sports & Media represents an exciting new chapter that brings together technology, premium sports content, global distribution and world-class fan engagement. Together, we believe we can build one of the most compelling sports and digital media platforms serving emerging markets and audiences worldwide.”

— Ahad Bhai, Founder, Bongo Holdings Pte Ltd

About Flash Sports & Media Holdings, Inc.

Flash Sports & Media Holdings, Inc. (Nasdaq: FLZH) is a vertically integrated sports, media and fan engagement company focused on owning, producing, distributing and monetizing premium sports and entertainment content. The Company operates across live sports rights, original content production, experiential marketing, digital fan engagement and direct-to-consumer media platforms, leveraging proprietary intellectual property, strategic partnerships and technology to connect global audiences with premium sports experiences.

Through its expanding portfolio of sports properties, media assets and technology platforms, Flash Sports & Media is building a next-generation global sports ecosystem spanning content creation, production, streaming, fan engagement and commercial monetization. https://flashsportsandmedia.com

About Bongo Holdings Pte Ltd

Bongo Holdings Pte Ltd is one of South Asia’s leading digital media, technology and content distribution companies, operating a proprietary end-to-end streaming platform designed specifically for mobile-first users and lower-bandwidth environments across emerging markets.

The Company has built one of the region’s largest digital media ecosystems, generating close to US$10 million in annual revenue while reaching more than 300 million viewers through its owned platforms, partner network and digital distribution channels. Bongo also operates one of South Asia’s largest branded social media portfolios with more than 73 million followers across its owned digital brands.

Bongo’s proprietary technology platform delivers premium live and on-demand video across mobile, web and connected devices and has been engineered to provide high-quality streaming performance in markets where bandwidth efficiency and mobile accessibility are critical.

Beyond its technology platform, Bongo maintains strategic relationships with leading global digital platforms including YouTube, Facebook and TikTok, enabling large-scale audience distribution, advertising monetization and content discovery across multiple markets.

The Company’s premium content portfolio includes world’s most recognized sports and entertainment brands, including Premium Football Leagues & Tournaments, MasterChef, Shark Tank, Eurovision and Family Feud, alongside a broad catalogue of regional entertainment, sports and original programming.

Bongo’s combination of proprietary technology, premium content partnerships, audience scale and regional market expertise positions it as a strategic platform for expanding digital media and streaming services throughout South Asia and other high-growth emerging markets.

About Advisors

Thunder Rock Capital, LLC is acting as exclusive advisor to Flash Sports & Media Holdings in connection with this transaction. Hovde Group, LLC is acting as exclusive financial advisor to Bongo in connection with the proposed transaction. Flash Sports & Media Holdings is being advised by Whiteford, Taylor & Preston LLP as legal counsel and Fattal Legal PLLC is serving as legal counsel to Bongo.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the proposed acquisition by Flash Sports & Media Holdings, Inc. (the “Company”) of a controlling interest in Bongo Holdings Pte Ltd (“Bongo”); the negotiation and execution of definitive agreements; the proposed structure, consideration, financing, earnout and governance arrangements; the anticipated timing and completion of the proposed transaction; the anticipated benefits, synergies and strategic effects of the proposed transaction; the integration of Bongo’s business, technology, content, distribution capabilities and management; the future financial and operating performance of Bongo and the Company; the ability to expand the Company’s audience, content offerings, streaming capabilities, advertising inventory and revenue opportunities; and the Company’s ability to obtain financing, stockholder approval and other required approvals.

Forward-looking statements may be identified by words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “plan,” “potential,” “seek,” “should,” “will,” “would” and similar expressions. These statements are based on the Company’s current expectations, estimates and assumptions and are subject to known and unknown risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements.

Such risks and uncertainties include, among others: the non-binding nature of the term sheet and the possibility that the parties may not negotiate or execute definitive agreements; the possibility that the terms of any definitive agreements may differ materially from those described in the term sheet or this press release; the Company’s ability to obtain sufficient financing to fund the cash portion of the proposed consideration and any other cash payment obligations; the completion of confirmatory due diligence and the audit of Bongo’s financial statements; the accuracy and completeness of financial, operational, audience, content-rights and other information provided by Bongo; the receipt of required stockholder, regulatory, tax, third-party and other approvals and consents; the satisfaction or waiver of closing conditions; the risk that the proposed transaction may be delayed, restructured or not completed at all; the potential issuance of Company securities and resulting dilution to existing stockholders; the possibility that anticipated benefits, synergies, cost savings, revenue opportunities and growth prospects may not be realized or may take longer to realize than expected; risks associated with integrating Bongo’s operations, technology, personnel and business relationships; the retention of key management and employees; risks relating to content ownership, licensing, distribution, intellectual property and third-party platform relationships; competition in the sports, media, digital-content and streaming industries; international, geopolitical, currency, tax and regulatory risks associated with operations in Singapore, South Asia and other markets; the Company’s ability to maintain compliance with the continued listing requirements of The Nasdaq Stock Market LLC; and general economic, market and industry conditions.

Financial and operating information regarding Bongo included in this press release is unaudited, was provided by Bongo management and remains subject to completion of the required audit and the Company’s due diligence. Audited results and other verified information may differ materially from the information presented in this press release. Audience, follower, reach, market and industry data included in this press release are based on information provided by Bongo or third-party sources believed to be reliable but have not been independently verified by the Company, and the Company makes no representation as to their accuracy or completeness.

Additional information concerning risks and uncertainties that could affect the Company’s business and financial results is included in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports filed with the SEC. Forward-looking statements speak only as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this press release, except as required by applicable law.

Source: Flash Sports & Media Holdings, Inc. (Nasdaq: FLZH)

Investor Relations Contact:

Investors@flashsm.com

Company Website:

https://flashsportsandmedia.com

https://flashsm.com

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